UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                                      WYETH
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code:  973-660-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition

     On January 31, 2005, Wyeth announced its results for the 2004 Fourth Quarter and Full Year. Attached hereto as Exhibit 99 and incorporated to this
Item 2.02 by reference is the related press release.

     This Current Report on Form 8-K is being posted on the Investor Relations section of Wyeth's internet website (www.wyeth.com).


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

99 Press Release dated January 31, 2005, reporting Wyeth's Results for the 2004 Fourth Quarter and Full Year





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 31, 2005       WYETH

                                 By:      Kenneth J. Martin
                                 ---------------------------------------------
                                 Name:    Kenneth J. Martin
                                 Title:   Executive Vice President and
                                          Chief Financial Officer





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                                  Exhibit Index


Exhibit No. Description

99 Press Release dated January 31, 2005, reporting Wyeth's Results for the 2004 Fourth Quarter and Full Year